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                                                                   Exhibit 10.23

                    SEVENTH AMENDMENT TO CREDIT AGREEMENT AND
                              FORBEARANCE AGREEMENT

     THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT AND FORBEARANCE AGREEMENT (this "Agreement"), dated as of October 28, 2002, is entered into by and among ADVANCED GLASSFIBER YARNS, LLC, a Delaware limited liability company ("Borrower"), the subsidiaries of Borrower signatory hereto as guarantors ("Guarantors"), the Required Lenders signatory hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank, a national banking association), in its capacity as Administrative Agent for the Lenders ("Agent").

                               RECITALS:

     WHEREAS, Borrower, certain Domestic Subsidiaries (as defined therein) of Borrower signatory thereto, the Lenders (as defined therein) signatory thereto, and Agent are parties to that certain Credit Agreement dated as of September 30, 1998; as amended by that certain Syndication Amendment and Assignment dated as of November 24, 1998, that certain Second Amendment to Credit Agreement dated as of December 16, 1999, that certain Third Amendment to Credit Agreement and Waiver dated as of December 14, 2001, that certain Fourth Amendment to Credit Agreement and Forbearance Agreement dated as of June 28, 2002, that certain Fifth Amendment to Credit Agreement and Forbearance Agreement dated as of August 13, 2002, and that certain Sixth Amendment to Credit Agreement and Forbearance Agreement dated as of September 27, 2002, which Sixth Amendment to Credit Agreement and Forbearance Agreement was itself further modified by that certain Amendment to Forbearance Agreement dated as of October 18, 2002 (and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), various Security Documents (as defined therein), and other instruments executed in connection therewith (together with the Credit Agreement and Security Documents, collectively referred to hereinafter as the "Loan Documents," and each as an individual "Loan Document"); and

     WHEREAS, for its fiscal quarters ended June 30, 2002 and September 30, 2002, Borrower failed to achieve: (a) a Leverage Ratio of less than or equal to
4.50 to 1.0 as required by Section 5.9(a) of the Credit Agreement (the "Leverage Ratio Default"); (b) an Interest Coverage Ratio of greater than or equal to 2.50 to 1.0 as required by Section 5.9(c) of the Credit Agreement (the "Interest Coverage Ratio Default"); and (c) a Fixed Charge Coverage Ratio of greater than or equal to 1.05 to 1.0 as required by Section 5.9(e) of the Credit Agreement (the "Fixed Charge Coverage Ratio Default") and (ii) as a result thereof it defaulted in certain other obligations under the Credit Agreement as set forth on Exhibit A to this Agreement (the "Exhibit A Defaults"); and

     WHEREAS, for its fiscal quarter ended September 30, 2002: (a) Borrower failed to achieve the Consolidated Net Worth covenant set forth in Section 5.9(b) of the Credit Agreement (the "Consolidated Net Worth Default"), and (b) Borrower did not make the scheduled principal payments on the Tranche A Term Loan and the Tranche B Term Loan, as required by Section 2.2A(b) and Section 2.2B(b), respectively (collectively, the "Term Loan Payment Defaults") (collectively, the Leverage Ratio Default, the Interest Coverage Ratio Default, the Fixed Charge

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Coverage Ratio Default, the Exhibit A Defaults, the Consolidated Net Worth
Default and the Term Loan Payment Defaults are hereinafter collectively referred to as the "Covenant Defaults," and each as an individual "Covenant Default"); and

     WHEREAS, Agent and Required Lenders are willing to forbear from enforcing their rights arising because of the Covenant Defaults and other defaults specified herein until the Termination Date (as defined below) on the terms and conditions specified in this Agreement; and

     WHEREAS, Agent and Required Lenders have agreed to the amendments to the Credit Agreement as set forth herein; and

     WHEREAS, the outstanding Indebtedness owing under the Credit Agreement totals the amounts set forth on "Exhibit B" to this Agreement, plus costs, expenses and other fees and charges as provided in the Credit Agreement and the other Loan Documents (all such amounts are hereinafter collectively referred to as the "Current Obligations").

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                              SECTION 1 DEFINITIONS

     1.1 All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     1.2 The following terms used in this Agreement shall have the meanings set forth below:

     "Forbearance Default" means any one the following: (a) the occurrence of any Default or Event of Default (other than the Covenant Defaults and the default caused by Borrower's failure to make its July 15, 2002 interest payment pursuant to the Subordinated Debt Documents, if any the "Sub Debt Payment") under the Credit Agreement; (b) the failure of Borrower or any Guarantor to comply with any term, condition or covenant set forth in this Agreement; (c) any representation made by Borrower or any Guarantor under or in connection with this Agreement shall have been materially false or misleading as of the date when made; (d) the filing of any petition (voluntary or involuntary) under the insolvency or bankruptcy laws of the United States or any state with respect to Borrower or any Guarantor or any of their respective affiliates or Subsidiaries; provided however, that the filing of an involuntary petition shall not be a Forbearance Default unless such petition shall not be dismissed or stayed for a period of ten (10) days or more from the date of filing the petition, or an order for relief shall have been entered; (e) Borrower or any Guarantor makes a payment in respect of the Subordinated Debt; (f) prior to the Termination Date, Borrower or any Guarantor makes payment to Owens Corning with respect to any post-Acquisition pension payments required to be made by Borrower pursuant to the LLC Purchase Agreement, whether such obligations are billed or unbilled, existing as of the date hereof or hereafter arising, and including, without limitation, the invoice from Owens Corning to Borrower dated as of October 3, 2002 in the amount of $1,402,121.06, or (g) any holder of the

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Subordinated Debt (or any agent or representative of such holder), institutes an action or proceeding to collect or otherwise realize upon the Subordinated Debt and such action or proceeding shall not be dismissed, stayed or bonded for a period of twenty (20) days or more after the date of initiation of the action or proceeding.

     "Termination Date" means the earliest to occur of (a) 5:00 p.m. Eastern Standard time on December 6, 2002, or (b) the date upon which a Forbearance Default occurs.

                        SECTION 2. AGREEMENT TO FORBEAR

     2.1 Provided that no Forbearance Default occurs, Agent and Lenders hereby agree to forbear and refrain, through the Termination Date, from exercising their respective rights and remedies under the Credit Agreement or any other Loan Document that may exist because of the Covenant Defaults or a default respecting the Sub Debt Payment.

     2.2 Nothing in this Agreement shall be construed as a waiver of the Covenant Defaults, which defaults shall continue in existence subject only to the agreement of Agent and Lenders, upon the occurrence of such Covenant Defaults as set forth herein, not to enforce their respective rights and remedies for a limited period of time as set forth herein. Notwithstanding the preceding sentence (and without in any manner limiting the generality or the specific thereof), the occurrence of any Covenant Defaults or other defaults identified herein shall only become Defaults or Events of Defaults for purposes of the Credit Agreement on the Termination Date. Except as expressly provided herein, the execution and delivery of this Agreement shall not: (a) constitute an amendment, extension, modification, or waiver of any aspect of the Credit Agreement or the other Loan Documents; (b) extend the terms of the Credit Agreement or the due date of any of the Obligations; (c) give rise to any obligation on the part of Agent or Lenders to extend, modify or waive any term or condition of the Credit Agreement or any of the other Loan Documents; or (d) give rise to any defenses or counterclaims to the right of Agent and Lenders to compel payment of the Obligations or to otherwise enforce their respective rights and remedies under the Credit Agreement and the other Loan Documents. Except as expressly limited herein, Agent and Lenders hereby expressly reserve all of their respective rights and remedies under the Loan Documents and under applicable law with respect to such Covenant Defaults. Borrower and each Guarantor expressly acknowledge that from and after the Termination Date, Agent and Lenders shall be entitled to enforce the Loan Documents and require strict compliance with all of the terms and provisions of the Credit Agreement and the other Loan Documents.

     2.3 Borrower acknowledges and agrees that, due to the Covenant Defaults, as of the Fifth Amendment Termination Date, (a) no LIBOR Rate Loans have been available to Borrower, (b) all Loans made to Borrower subsequent to such date shall bear interest with respect to the Alternate Base Rate, (c) any LIBOR Rate Loan outstanding as of such date has continued as a LIBOR Rate Loan until the termination of the then-existing Interest Period with respect to such LIBOR Rate Loan, at which time such LIBOR Rate Loan shall automatically convert to an Alternate Base Rate Loan, (d) Borrower may not continue any Loan (or any portion thereof) as or convert any Loan (or any portion thereof) into a Loan bearing interest with reference to LIBOR,

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and (e) except as set forth in clause (c), all Loans and other Obligations shall thereafter bear interest at the Alternate Base Rate provided for in Sections 2.1(d)(i), 2.2A(c)(i), and 2.2B(c)(i).

     2.4 Borrower further acknowledges and agrees that any amounts advanced to Borrower by the Lenders after the Fifth Amendment Termination Date in excess of $31,900,000 shall be repaid by Borrower pursuant to any debtor-in-possession credit facility subsequently entered into among Borrower, Agent and the Lenders party thereto prior to any other amounts being advanced to Borrower under such credit facility.

                 SECTION 3. AMENDMENTS TO THE CREDIT AGREEMENT

     The Credit Agreement is hereby amended as follows:

     3.1 Amendment to Article I of the Credit Agreement. Section 1.1 of the Credit Agreement, "Defined Terms", is hereby modified and amended inserting the following defined terms in the appropriate alphabetical order:

          (a) "`Master Account" shall have the meaning set forth in Section 6.15(b)."

          (b) "`Seventh Amendment'" shall mean that certain Seventh Amendment to Credit Agreement and Forbearance Agreement dated as of October 28, 2002 by and among the Borrower, Guarantors identified therein, the Lenders identified therein and the Agent."

          (c) "`Seventh Amendment Effective Date' shall mean the Agreement Effective Date as defined in the Seventh Amendment."

          (d) "`Seventh Amendment Termination Date' shall mean the Termination Date as defined in the Seventh Amendment."

     3.2 Amendments to Article VI of the Credit Agreement. Article VI of the Credit Agreement, "Negative Covenants", is hereby modified and amended as follows:

     (a) Section 6.5 of the Credit Agreement, "Consolidation, Merger, Sale or Purchase of Assets, etc.", is hereby modified and amended by deleting clause (a)(ii)(b) thereof in its entirety and substituting the following therefor:

          "(b) the sale, lease, transfer or other disposition of machinery, parts and equipment (specifically excluding, prior to the Seventh Amendment Termination Date, any sales or other dispositions of alloy assets of the Borrower), no longer used or useful in the conduct of the business of the Borrower or any of its Subsidiaries, as appropriate, in its reasonable discretion;".

     (b) Section 6.15 of the Credit Agreement, "Bank Accounts", is hereby modified and amended by deleting such Section in its entirety and substituting the following therefor:

          "6.15 Bank Accounts. The Borrower will not, nor will it permit any Subsidiary to, open, maintain or otherwise have any checking, savings or other accounts at any bank or other financial institution other than:

          (a) any such accounts maintained with a Lender; provided that, the aggregate cash balance in all such accounts (inclusive of collected funds or

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          otherwise) maintained in the United States at any time with respect to all Lenders, plus the aggregate cash balance maintained with a bank or financial institution in Canada permitted by clause (b), shall not exceed $2,000,000 at any time, excluding any cash designated for the pre-funding of Borrower's payroll or accounts payable disbursement accounts; provided further that, the aggregate cash balance in such accounts (inclusive of collected funds or otherwise) in excess of $2,000,000 shall be used to repay outstanding Revolving Loans, in accordance with Borrower's existing cash management system, within two
          (2) Business Days after the date on which such $2,000,000 limit is exceeded;

               (b) not more than two (2) accounts maintained with a bank or other financial institution in Canada, which account shall be maintained solely for the purpose of depositing collections from Canadian customers and for paying applicable taxes, duties and other amounts owed to any Canadian Governmental Authority or supplier; provided that, the aggregate cash balance in such account (inclusive of collected funds or otherwise) maintained in Canada in excess of $100,000 shall, in accordance with Borrower's existing cash management system, be transferred on a weekly basis via wire transfer to the account of Borrower, Account No. 2000002910293 with Wachovia Bank, National Association (the "Master Account");

               (c) any such accounts maintained with one or more European financial institutions; provided that, the aggregate cash balance in all such accounts (inclusive of collected funds or otherwise) at any time with respect to all such European institutions shall not exceed $2,000,000 at any time provided further that, the aggregate cash balance in such accounts (inclusive of collected funds or otherwise) in excess of $2,000,000 shall, in accordance with Borrower's existing cash management system, be transferred via wire transfer to the Master Account within three (3) Business Days after the date on which such $2,000,000 limit is exceeded; and

               (d) in addition to the time periods set forth in clauses (a), (b) and (c) above, the Borrower shall have an additional two (2) Business Days to transfer any balances in excess of the foregoing limitations if any transfer to the Master Account does not occur within the above-specified time periods and such failure was the result solely of an administrative processing error by the Agent or its Affiliates."

          (c) Section 6.16 of the Credit Agreement, Limitation on Capital Expenditures (as amended), is hereby modified and amended by deleting such
Section in its entirety and substituting the following therefor:

               "Section 6.16 Limitation on Capital Expenditures. The Borrower will not, nor will it permit its Subsidiaries to, make Capital Expenditures in excess of $600,000 in the aggregate during the period from the Seventh Amendment Effective Date to the Seventh Amendment Termination Date."

                      SECTION 4. REPRESENTATIONS AND WARRANTIES

     In consideration of the limited agreement of Agent and Lenders to amend the Credit Agreement and forbear from the exercise of their rights and remedies as set forth above,Borrower and each Guarantor hereby represent and warrant in favor of Agent and each Lender as follows:

     4.1 Borrower and each Guarantor have the corporate or limited liability power and authority (a) to enter into this Agreement, and (b) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them, respectively;

     4.2 This Agreement has been duly authorized, validly executed and delivered by one or more authorized signatories of Borrower and each Guarantor and constitutes the legal, valid and binding obligation of Borrower and each Guarantor, enforceable against Borrower and each Guarantor in accordance with its terms;

     4.3 The execution and delivery of this Agreement and performance by Borrower and each Guarantor does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over Borrower or any Guarantor that has not already been obtained, nor contravene or conflict with the formation, charter or organizational documents of Borrower or any Guarantor, or the provisions of any statute, judgment or order to which Borrower or any Guarantor is a party or by which any of their respective properties are or may become bound;

     4.4 As of the Agreement Effective Date (defined in Section 6.3 below), and after giving effect to this Agreement (a) except as specified herein, no Default or Event of Default exists under the Credit Agreement, and (b) except as set forth on Exhibit A to this Agreement, each representation and warranty set forth in Article 3 of the Credit Agreement is true and correct; and

     4.5 All Loan Documents to which Borrower and each Guarantor are a party, including without limitation, the Credit Agreement, constitute valid and legally binding obligations of Borrower and each Guarantor enforceable against Borrower and such Guarantor in accordance with the terms thereof.

                      SECTION 5. COVENANTS AND AGREEMENTS

     In order to induce Agent and Lenders to forbear from the exercise of their respective rights and remedies as set forth above, Borrower hereby covenants and agrees as follows:

     5.1 Borrower will, and will cause the Guarantors to, further refrain from paying its July 15, 2002 regularly scheduled interest payment, or any other payment then due with respect to the Subordinated Debt (other than payments to or on behalf of professionals and advisors retained by or on behalf of some or all of the holders of the Subordinated Debt).

     5.2 Prior to the Termination Date, Borrower will, and will cause the Guarantors to, refrain from paying Owens Corning with respect to any post-Acquisition pension payments required to be made by Borrower pursuant to the LLC Purchase Agreement, whether such

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obligations are billed or unbilled, existing as of the date hereof or hereafter arising, and including, without limitation, the invoice from Owens Corning to Borrower dated as of October 3, 2002 in the amount of $1,402,121.06.

     5.3 In addition to financial reports and other certificates and instruments Borrower is required to deliver to Agent pursuant to Sections 5.1 and 5.2 of the Credit Agreement, Borrower shall deliver to Agent and its professional advisors,
(a) on a weekly basis by not later than Friday of each week, a rolling 13-week cash flow projection, together with a comparison of actual payments to budgeted line items for the prior weekly period, in form and substance satisfactory to Agent, and (b) such other reports, analyses, financial statements and projections as Agent may reasonably request from time to time.

     5.4 Borrower shall deliver to Agent and the Lenders on or before November 18, 2002, (a) a revised budget (the "DIP Budget") with respect to the proposed debtor-in-possession credit facility, and (b) a revised rolling 6-week and 13-week cash flow projection reflecting any changes required by any DIP Budget.

     5.5 On or before November 8, 2002, Borrower shall implement a revised methodology for reporting all cash of Borrower and its Subsidiaries, in form and substance satisfactory to Agent and its professional advisors.

     5.6 Borrower will not modify or otherwise change any provisions of any Material Contract (exclusive of collective bargaining agreements) during the term of this Agreement, specifically including any contracts or agreements between Borrower or any of its Subsidiaries, on the one hand, and, on the other hand, any members of Borrower or any of their subsidiaries and any members or shareholders of GHC Sub, Glass Holdings, Jefferson, or Owens Corning, or Owens Corning in its individual corporate capacity.

     5.7 Borrower shall, at Borrower's expense, and shall cause Guarantors to, cooperate fully, and cause their respective officers, employees, accountants, consultants and other agents to cooperate fully, in furnishing information as and when reasonably requested by Agent regarding, without limitation, the business plan delivered to Agent on June 11, 2002, other financial reports, business plans and projections delivered to Agent from time to time, the Collateral, and Borrower's or any Guarantor's affairs, finances, financial condition and business operations. Borrower and each Guarantor authorize Agent to meet and/or have discussions with any of Borrower's or such Guarantor's officers, key employees, accountants, consultants, financial advisors, and other agents from time to time to discuss any reasonable matters regarding business plans, financial reports, projections, and the Collateral and Borrower's or such Guarantor's affairs, finances, financial condition and business operations, and shall direct and authorize all such persons and entities to fully disclose to Agent all information reasonably requested by Agent subject to all applicable attorney-client or accountant-client privileges. Borrower shall promptly, when and as requested by Agent, provide Agent with access to Borrower's original books and records and permit Agent to make copies thereof subject to all applicable attorney-client or accountant-client privileges.

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     5.8  Borrower shall, throughout the term of this Agreement, continue to make a full and complete disclosure of all material aspects of its financial condition and business operations on behalf of itself and each Guarantor.

     5.9 Borrower shall continue to perform and observe all terms and conditions contained in the Loan Documents that are not specifically mentioned in this Agreement as a Covenant Default or a default relating to the Sub Debt Payment.

     5.10 This Agreement is intended to be a further accommodation by Agent and Lenders to Borrower. In consideration of all such accommodations, and acknowledging that Agent and Lenders will be specifically relying on the following provisions as a material inducement in entering into this Agreement, Borrower agrees that in connection with such release and discharge, Borrower specifically and expressly waives all claims which Borrower does not know or suspect to exist in its favor at the time of executing this Agreement.

                           SECTION 6. MISCELLANEOUS

     6.1 ACKNOWLEDGMENT OF VALIDITY, ENFORCEABILITY OF LOAN DOCUMENTS AND RELEASE. (a) To the extent of any inconsistencies between the terms and provisions of this Agreement and the terms and provisions of the Credit Agreement and other Loan Documents, this Agreement shall govern. In all other respects, the Credit Agreement and other Loan Documents shall remain in full force and effect. Borrower and each Guarantor expressly acknowledge and agree that the Credit Agreement and other Loan Documents are valid and enforceable by Agent and Lenders, and expressly reaffirm each of their obligations (including the amount of the Current Obligations) under the Credit Agreement and other Loan Documents, free and clear of all defenses, offsets and counterclaims of any kind or nature. Borrower and each Guarantor further expressly acknowledge and agree that Agent, for its benefit and the benefit of the Lenders, has a valid, duly perfected and fully enforceable security interest in and lien against the Collateral. Borrower and each Guarantor agree that they shall not dispute the validity or enforceability of the Credit Agreement and other Loan Documents or any of their respective obligations thereunder, or the validity, priority, enforceability or extent of Agent's security interest in or lien against any item of Collateral.

     (b) Borrower and each Guarantor, on behalf of themselves and any Person claiming by, through, or under Borrower and each Guarantor, and each Subsidiary of Borrower and each Guarantor (if any), on behalf of themselves and Persons claiming by, through, or under such Subsidiary, respectively, acknowledges that they have no claim, counterclaim, setoff, action or cause of action of any kind or nature whatsoever ("Claims") against all or any of Agent, the Lenders or any of Agent's or the Lenders' directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns (Agent, the Lenders and their directors, officers, employees, agents, attorneys, financial advisors, legal representatives, successors and assigns are jointly and severally referred to as the "Lender Group"), that directly or indirectly arise out of or are based upon or in any manner connected with any "Prior Event" (as defined below), and Borrower, Guarantors and each Subsidiary of Borrower or Guarantors hereby releases the Lender Group from any liability whatsoever should any Claims nonetheless exist. As used herein the term "Prior Event" means any transaction, event, circumstances, action,

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failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of this Agreement, the transactions referred to herein, the Credit Agreement and any Loan Document or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied.

     6.2 EXPENSES. Borrower shall reimburse Agent, upon demand, for all fees, costs and expenses (including, but not limited to, reasonable attorneys' and consultants' fees, costs and expenses) incurred by Agent in connection with this Agreement including, but not limited to, such fees, costs and expenses incurred in connection with the negotiation, drafting, implementation, administration and enforcement of this Agreement and the other Loan Documents.

     6.3 CONDITIONS PRECEDENT AND EFFECTIVE DATE. This Agreement shall become effective and be deemed effective upon Agent's receipt of each of the following (such date being the "Agreement Effective Date"):

     (a) A counterpart of this Agreement duly executed by Borrower, each Guarantor, and the Required Lenders; and

     (b) Such other documents executed by Borrower, or as applicable, any Guarantor, as Agent and Lenders may reasonably require.

     6.4 AMENDMENTS. No amendment or modification of any provision of this Agreement shall be effective without the written agreement of Agent and the Required Lenders, and no termination or waiver of any provision of this Agreement, or consent to any departure therefrom, shall in any event be effective without the written concurrence of Agent and the Required Lenders. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     6.5 DEFAULT WAIVER. Failure at any time or times hereafter on the part of Agent or any Lender, to require strict performance by Borrower and each Guarantor with any provision or term of this Agreement shall not waive, affect or diminish any right of Agent or the Lenders thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Agent or the Lenders of a Default or Event of Default shall not, except as may be expressly set forth herein, suspend, waive or affect any other Default or Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character.

     6.6 SOLE BENEFIT OF PARTIES. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other person or entity shall have any right, benefit or interest under or because of the existence of this Agreement.

     6.7 SECTION TITLES. The section titles contained in this Agreement are included for the sake of convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the parties.

     6.8 WAIVER BY AGENT AND LENDERS. No course of dealing between Borrower, any Guarantor, Agent or any Lender and no delay or omission by Agent or any Lender in exercising any right or remedy under this Agreement or the other Loan Documents or with respect to the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of Agent and Lenders are cumulative.

     6.9 SEVERABILITY. The provisions of this Agreement are independent of and separable from each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part. If any provision of this Agreement is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such provision or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor render prohibited or unenforceable such provision in any other jurisdiction.

     6.10 ENTIRE AGREEMENT. This Agreement and the other Loan Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions.

     6.11 APPLICABLE LAW. THIS AGREEMENT AND THE TRANSACTIONS EVIDENCED HEREBY SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITH REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THAT MAY CAUSE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

     6.12 CONSENT TO JURISDICTION. THE PARTIES HERETO AND THE OTHER LENDERS AGREE THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THE LOAN DOCUMENTS MAY BE COMMENCED IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NORTH CAROLINA, AND THE PARTIES HERETO WAIVE PERSONAL SERVICE OF PROCESS AND AGREE THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO SUCH PARTY, OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OF NORTH CAROLINA OR THE UNITED STATES.

     6.13 JURY TRIAL WAIVER. THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY THE PARTIES HERETO MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. THE PARTIES HERETO REPRESENT AND WARRANT THAT NO REPRESENTATIVE OF AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT

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SUCH PERSON WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO
JURY TRIAL WAIVER. BORROWER AND EACH GUARANTOR ACKNOWLEDGE THAT AGENT AND LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

     6.14 WAIVER OF BOND. BORROWER AND EACH GUARANTOR HEREBY WAIVE THE POSTING OF ANY BOND OTHERWISE REQUIRED OF AGENT OR ANY LENDER IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF AGENT OR ANY LENDER OR TO ENFORCE BY SPECIFIC PERFORMANCE, ANY TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, OR THIS AGREEMENT.

     6.15 CONSULTATION WITH COUNSEL. THE PARTIES HERETO REPRESENT TO AGENT AND LENDERS THAT THEY HAVE DISCUSSED THIS AGREEMENT WITH THEIR LAWYERS.

     6.16 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be equally effective as a manually delivered executed counterpart hereof.

     6.17 REFERENCE TO AND EFFECT ON THE CREDIT DOCUMENTS. Upon the effectiveness of this Agreement, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby and as amended by each amendment thereto executed prior to the date hereof.

     6.18 LOAN DOCUMENT. This Agreement, and each amendment to the Credit Agreement and/or forbearance agreement executed by the undersigned parties prior to the date hereof, shall be deemed to be a Credit Document (as such term is defined in the Credit Agreement) for all purposes.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    EXHIBIT A

                             Other Covenant Defaults

     Borrower believes that it has defaulted on the following provisions of the Loan Documents:

          9. The representation in Section 3.5 of the Credit Agreement is not true and correct with respect to the defaults identified in this Agreement.

          10. The representation in Section 3.17 of the Credit Agreement is not true and correct.

          11. Pursuant to Section 5.15 of the Credit Agreement, delivery to Agent and each of the Lenders by the dates required therein of quarterly and monthly financial statements demonstrating compliance with the financial ratios identified on the first page of this Agreement.

          12. Various Events of Default in Section 7.1 of the Credit Agreement have occurred to the extent of the defaults identified in this Agreement.

                                    EXHIBIT B

                               Current Obligations

                                                          Outstanding Principal
                                                          ---------------------
                                                                (as of 10/25/02)

Revolving Loans                                              $ 32,348,416.43
      Revolver                                                 30,000,000.00
      Swingline Loans                                                   0.00
      Interest                                                    122,061.43
      Face Amount of Letters of Credit                          2,226,355.00


Tranche A Term Loan                                            51,161 621.33
      Interest                                                    300,662.13
Tranche B Term Loan                                            94,890,867.82
      Interest                                                    608,341.46
                                                             ---------------

Total Outstanding Principal and Interest on all Loans        $179,309,908.96

                                   Schedule I
                              SCHEDULE OF LENDERS'
                           REVOLVING COMMITTED AMOUNTS


                                      Revolving              Revolving
             Lender                                          Commitment
             ------                   Committed              Percentage
                                        Amount               ----------
                                        ------

ABN Amro Bank N.V.                          4,605,263.16           13.15789473

CIT Group/Equipment Financing,              2,763,157.89            7.89473684
Inc.

Credit Industriel et Commercia              1,842,105.26            5.26315789

Credit Lyonnais, New York Branch            2,210,526.32            6.31578948

Erste Bank, New York Branch                 1,842,105.26            5.26315789

Firstrust Bank                              1,473,684.21            4.21052632

NATEXIS Banques Populaires                  1,842,105.26            5.26315789

PB Capital Corporation                      1,842,105.26            5.26315789

Societe Generale                            2,763,157.89            7.89473684

Wachovia Bank, National                     6,447,368.44           18.42105264
Association

Bank of America, N.A.                       2,763,157.89            7.89473684

SunTrust Bank, Atlanta                      4,605,263.16           13.15789473


                                           $  35,000,000        100.0000000000%

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above, by their respective duly authorized officers.

BORROWER:                       ADVANCED GLASSFIBER YARNS, LLC, a Delaware
                                limited liability company


                                By:    /s/ Catherine Cuisson
                                    ---------------------------------------
                                Name:  Catherine Cuisson
                                Title: Vice President and CFO



GUARANTORS:                     AGY CAPITAL CORP., a Delaware corporation


                                By:    /s/ Catherine Cuisson
                                    ---------------------------------------
                                Name:  Catherine Cuisson
                                Title: Vice President and CFO



AGENT AND LENDERS:              WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First
                                Union National Bank, a national banking
                                association), as Agent and a Lender


                                By:    /s/ Reginald T. Dawson
                                    ---------------------------------------
                                Name:  Reginald T. Dawson
                                Title: Director


                                NATEXIS BANQUES POPULAIRES, as a Lender


                                By:    /ss/
                                    ---------------------------------------
                                Name:
                                Title:

                                           By:    /s/ Christine Dirringer
                                              ----------------------------------
                                           Name:  Christine Dirringer
                                           Title: Vice President



                                           CREDIT LYONNAIS, NEW YORK BRANCH, as
                                           a Lender



                                           By:    /ss/
                                              ----------------------------------
                                           Name:
                                           Title: Vice President



                                           SOCIETE GENERALE, as a Lender



                                           By:    /s/ Marc J. Pouget-Abadie
                                              ----------------------------------
                                           Name:  Marc J. Pouget-Abadie
                                           Title: Vice President



                                           ENDURANCE CLO I, LTD., as a Lender
                                           C/o:   ING Capital Advisors LLC,
                                                  as Collateral Manager



                                           By:__________________________________
                                           Name:
                                           Title:



                                           SEQUILS-ING I (HBDGM), LTD. as a
                                           Lender



                                           By: ING Capital Advisors LLC, as
                                           Collateral Manager

                                           By:__________________________________
                                           Name:
                                           Title:

                                           ARCHIMEDES FUNDING III, LTD., as a
                                           Lender

                                           By: ING Capital Advisors LLC, as
                                           Collateral Manager



                                           By:__________________________________
                                           Name:
                                           Title:



                                           ELC (CAYMAN) LTD. 1999-III, as a
                                           Lender



                                           By:    /s/ John W. Stelwagon
                                              ----------------------------------
                                           Name:  John W. Stelwagon
                                           Title: Managing Director



                                           ELC (CAYMAN) LTD., as a Lender



                                           By:    /s/ John W. Stelwagon
                                              ----------------------------------
                                           Name:  John W. Stelwagon
                                           Title: Managing Director



                                           ELC (CAYMAN) LTD. 2000-I, as a Lender



                                           By:    /s/ John W. Stelwagon
                                              ----------------------------------
                                           Name:  John W. Stelwagon
                                           Title: Managing Director

                                           ERSTE BANK NEW YORK BRANCH, as a
                                           Lender



                                           By:    /s/ Paul Judicke
                                              ----------------------------------
                                           Name:  Paul Judicke
                                           Title: Vice President



                                           By:    /s/ John S. Runnion
                                              ----------------------------------
                                           Name:  John S. Runnion
                                           Title: Managing Director



                                           THE CIT GROUP/EQUIPMENT FINANCING,
                                           INC., as a Lender



                                           By:    /s/ W.B. Stoebig
                                              ----------------------------------
                                           Name:  W.B. Stoebig
                                           Title: Vice President - Credit



                                           TORONTO DOMINION (NEW YORK), INC., as
                                           a Lender



                                           By:    /s/ Susan K. Strong
                                              ----------------------------------
                                           Name:  Susan Strong
                                           Title: Vice President



                                           SANKATY HIGH YIELD PARTNERS II, L.P.,
                                           as a Lender



                                           By:    /s/ Diane J. Exter
                                              ----------------------------------
                                           Name:  Diane J. Exter
                                           Title: Managing Director,
                                                  Portfolio Manager

                                           SANKATY HIGH YIELD PARTNERS III,
                                           L.P., as a Lender



                                           By:    /s/ Diane J. Exter
                                              ----------------------------------
                                           Name:  Diane J. Exter
                                           Title: Managing Director,
                                                  Portfolio Manager



                                           ABN AMRO BANK N.V., as a Lender



                                           By:    /s/ William J. Teresky, Jr.
                                              ----------------------------------
                                           Name:  William J. Teresky, Jr.
                                           Title: Group Vice President



                                           By:    /s/ Bryan J. Matthews
                                              ----------------------------------
                                           Name:  Bryan J. Matthews
                                           Title: Corporate Banking Officer



                                           ALLIANCE CAPITAL MANAGEMENT L.P., as
                                           Manager on behalf of Alliance Capital
                                           Funding, LLC, as Assignee



                                           By: ALLIANCE CAPITAL MANAGEMENT
                                           CORPORATION, general partner of
                                           Alliance Capital Management L.P.

                                           By:__________________________________
                                           Name:
                                           Title:

                                           CREDIT INDUSTRIEL ET COMMERCIAL, as a
                                           Lender



                                           By:    /s/ Albert M. Calo
                                              ----------------------------------
                                           Name:  Albert M. Calo
                                           Title: Vice President



                                           By:    /s/ Eric Dulot
                                              ----------------------------------
                                           Name:  Eric Dulot
                                           Title: Vice President



                                           PB CAPITAL CORPORATION, as a Lender



                                           By:    /s/ Dana L. McDougal
                                              ----------------------------------
                                           Name:  Dana L. McDougal
                                           Title: Vice President



                                           By:    /ss/
                                              ----------------------------------
                                           Name:
                                           Title: Vice President



                                           SUNTRUST BANK, as a Lender



                                           By:    /s/ Steven J. Newby
                                              ----------------------------------
                                           Name:  Steven J. Newby
                                           Title: Director

                                       MORGAN STANLEY PRIME INCOME TRUST, as a
                                       Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       FIRSTRUST BANK, as a Lender


                                       By:    /s/ Kent Nelson
                                          --------------------------------------
                                       Name:  Kent Nelson
                                       Title: Senior Vice President


                                       SENIOR DEBT PORTFOLIO, as a Lender

                                       By: Boston Management and Research as
                                       Investment Advisor


                                       By:    /s/ Payson F. Swaffield
                                          --------------------------------------
                                       Name:  Payson F. Swaffield
                                       Title: Vice President


                                       EATON VANCE SENIOR INCOME TRUST, as a
                                       Lender

                                       By: Eaton Vance Management as Investment
                                       Advisor

                                       By:    /s/ Payson F. Swaffield
                                          --------------------------------------
                                       Name:  Payson F. Swaffield
                                       Title: Vice President

                                       EATON VANCE INSTITUTIONAL SENIOR LOAN
                                       FUND, as a Lender

                                       By: Eaton Vance Management as Investment
                                       Advisor


                                       By:    /s/ Payson F. Swaffield
                                          --------------------------------------
                                       Name:  Payson F. Swaffield
                                       Title: Vice President


                                       OXFORD STRATEGIC INCOME FUND, as a Lender

                                       By: Eaton Vance Management as Investment
                                       Advisor


                                       By:    /s/ Payson F. Swaffield
                                          --------------------------------------
                                       Name:  Payson F. Swaffield
                                       Title: Vice President


                                       EATON VANCE CDO III, LTD., as a Lender

                                       By: Eaton Vance Management as Investment
                                       Advisor


                                       By:    /s/ Payson F. Swaffield
                                          --------------------------------------
                                       Name:  Payson F. Swaffield
                                       Title: Vice President


                                       GRAYSON & CO., as a Lender

                                       By: Boston Management and Research as
                                       Investment Advisor


                                       By:    /s/ Payson F. Swaffield
                                          --------------------------------------
                                       Name:  Payson F. Swaffield
                                       Title: Vice President

                                       SOMERS CDO, LIMITED, as a Lender

                                       By: David L. Babson and Company
                                       Incorporated, under delegated authority
                                       from Massachusetts Mutual Life Insurance
                                       Company, its Collateral Manager


                                       By:    /s/ Mary Ann McCarthy
                                          --------------------------------------
                                       Name:  Mary Ann McCarthy
                                       Title: Managing Director


                                       MASSMUTUAL HIGH YIELD PARTNERS II, LLC,
                                       as a Lender

                                       By: HYP Management Inc., as Managing
                                       Partner


                                       By:    /s/ Mary Ann McCarthy
                                          --------------------------------------
                                       Name:  Mary Ann McCarthy
                                       Title: Managing Director


                                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                       COMPANY, as a Lender

                                       By: David L. Babson and Company
                                       Incorporated, under delegated authority
                                       from Massachusetts Mutual Life Insurance
                                       Company, its Collateral Manager


                                       By:    /s/ Mary Ann McCarthy
                                          --------------------------------------
                                       Name:  Mary Ann McCarthy
                                       Title: Managing Director


                                       KZH ING-1 LLC, as a Lender

                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       KZH ING-2 LLC, as a Lender


                                       By:    /s/ Anthony Iarrobino
                                          --------------------------------------
                                       Name:  Anthony Iarrobino
                                       Title: Authorized Agent


                                       KZH ING-3 LLC, as a Lender


                                       By:    /s/ Anthony Iarrobino
                                          --------------------------------------
                                       Name:  Anthony Iarrobino
                                       Title: Authorized Agent


                                       BANK OF AMERICA, N.A., as a Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       PUTNAM HIGH YIELD TRUST, as a Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       CREDIT SUISSE FIRST BOSTON INTERNATIONAL, as a Lender

                                       By:
                                          --------------------------------------
                                       Name:
                                       Title: